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EXHIBIT 24

                               POWER OF ATTORNEY

  Each person whose signature appears below authorizes Alan G. McNally, Chief Executive Officer, or Donald S. Hunt, President, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 1994 Harris Bankcorp, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.

                                         /s/ Donald S. Hunt
                                         ------------------------------------
                                         Donald S. Hunt
                                         President and Director

/s/ F. Anthony Comper                    /s/ Stanley O. Ikenberry
------------------------------------     ------------------------------------
F. Anthony Comper                        Stanley O. Ikenberry
Director                                 Director


/s/ Susan T. Congalton                   /s/ Alan G. McNally
------------------------------------     ------------------------------------
Susan T. Congalton                       Alan G. McNally
Director                                 Vice Chairman of the Board,
                                           Chief Executive Officer,
                                           and Director

/s/ Roxanne J. Decyk                     /s/ Charles H. Shaw
------------------------------------     ------------------------------------
Roxanne J. Decyk                         Charles H. Shaw
Director                                 Director

/s/ Wilbur H. Gantz                      /s/ Richard E. Terry
------------------------------------     ------------------------------------
Wilbur H. Gantz                          Richard E. Terry
Director                                 Director

/s/ James J. Glasser                     /s/ William J. Weisz
------------------------------------     ------------------------------------
James J. Glasser                         William J. Weisz
Director                                 Director

/s/ Daryl F. Grisham                     /s/ B. Kenneth West
------------------------------------     ------------------------------------
Daryl F. Grisham                         B. Kenneth West
Director                                 Chairman of the Board and Director

/s/ Leo M. Henikoff
------------------------------------
Leo M. Henikoff
Director

Dated: February 15, 1995